UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 29, 2023
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 24	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Agreements with Veralto Corporation
On September 29, 2023, Danaher Corporation (“Danaher”) entered into definitive agreements with Veralto Corporation (“Veralto”), a wholly owned subsidiary of Danaher at that time, that, among other things, set forth the terms and conditions of the separation of Veralto from Danaher (the “Separation”) and the distribution of all of Veralto’s outstanding common stock to holders of Danaher common stock (the “Distribution”). The agreements provide a framework for Danaher’s relationship with Veralto from and after the Separation, including the allocation between Veralto and Danaher of Danaher’s and Veralto’s assets, employees, services, liabilities and obligations attributable to periods prior to, at and after the Separation. In connection with the Separation, Danaher and Veralto entered into a Separation and Distribution Agreement (the “Separation Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), a Tax Matters Agreement (the “Tax Matters Agreement”), a Transition Services Agreement (the “Transition Services Agreement”), an Intellectual Property Matters Agreement (the “Intellectual Property Matters Agreement”), a DBS License Agreement (the “DBS License Agreement”) and a Framework Agreement (the “Framework Agreement”), each dated as of September 29, 2023. A summary of certain material features of the Separation Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement, the DBS License Agreement and the Framework Agreement, all of which are referenced below, can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Danaher” in Veralto’s Information Statement, which is included as Exhibit 99.1 hereto (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.
Separation Agreement
The Separation Agreement sets forth, among other things, the agreements between Danaher and Veralto regarding the principal transactions necessary to effect the Separation and the Distribution. It also sets forth other agreements that govern certain aspects of Danaher’s ongoing relationship with Veralto after the completion of the Separation and the Distribution. The description of the Separation Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.
Employee Matters Agreement
The Employee Matters Agreement sets forth, among other things, Veralto’s and Danaher’s compensation and employee benefit obligations with respect to the employees and other service providers of each company, and generally will allocate liabilities and responsibilities relating to employment matters and employee compensation and benefit plans and programs. The Employee Matters Agreement will provide for the treatment of outstanding Danaher equity awards held by Veralto’s employees upon completion of the Distribution, as described in further detail in “Treatment of Outstanding Equity Awards at the Time of the Separation,” and certain other incentive arrangements. The description of the Employee Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Employee Matters Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.
Tax Matters Agreement
The Tax Matters Agreement governs Danaher’s and Veralto’s respective rights, responsibilities and obligations after the Distribution with respect to tax liabilities (including taxes, if any, incurred as a result of any failure of the Distribution or certain related transactions to qualify for tax-free treatment for U.S. federal income tax purposes) and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. In general, under the agreement, Veralto will be responsible for any U.S. federal, state, local or foreign taxes (and any related interest, penalties or audit adjustments) imposed with respect to tax returns that include only Veralto and/or any of its subsidiaries for any periods or portions thereof ending on or prior to the consummation of the Separation and Distribution. Danaher will generally retain responsibility for any U.S. federal, state, local or foreign taxes (and any related interest, penalties or audit adjustments) imposed with respect to tax returns that include Danaher or any of its subsidiaries and Veralto and/or any of its subsidiaries for periods or portions thereof prior to the consummation of the Separation and Distribution. The description of the Tax Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Tax Matters Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.
Transition Services Agreement
The Transition Services Agreement sets forth the terms and conditions pursuant to which Danaher and its subsidiaries and Veralto and its subsidiaries will provide to each other various services. The services to be provided include information technology, facilities, certain accounting and other financial functions, and administrative services. The charges for the transition services generally are expected to allow the providing company to fully recover all out-of-pocket costs and expenses it actually incurs in connection with providing the service, plus, in some cases, the allocated indirect costs of providing the services. The description of the Transition Services Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Transition Services Agreement filed as Exhibit 10.3 hereto and incorporated herein by reference.
Intellectual Property Matters Agreement
The Intellectual Property Matters Agreement sets forth the terms and conditions pursuant to which Danaher has granted to Veralto a non-exclusive, fully paid-up, irrevocable, sublicensable (subject to the restriction below), worldwide and royalty-free license to use certain intellectual property rights retained by Danaher. Veralto will be able to sublicense its rights in connection with activities relating to Veralto’s and its affiliates business, but not for independent use by third parties.
Veralto has also granted back to Danaher a personal, generally irrevocable, non-exclusive, fully paid-up, sublicensable (subject to the restrictions below), worldwide and royalty-free license to continue to use the transferred intellectual property rights. Danaher will be able to sublicense its rights in connection with activities relating to Danaher’s and its affiliates retained business, but not for independent use by third parties. This license-back will permit Danaher to continue to use the transferred intellectual property rights in the conduct of its remaining businesses. The description of the Intellectual Property Matters Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Intellectual Property Matters Agreement filed as Exhibit 10.4 hereto and incorporated herein by reference.
DBS License Agreement
The DBS License Agreement sets forth the terms and conditions pursuant to which Danaher has granted Veralto a non-exclusive, worldwide, non-transferable, perpetual license to Veralto to use, modify, enhance and improve DBS solely in support of its businesses. Veralto will be able to sublicense such license solely to direct and indirect, wholly-owned subsidiaries (but only as long as such entities remain direct and indirect, wholly-owned subsidiaries) and to third parties to the extent reasonably necessary to support the businesses of Veralto and its subsidiaries and subject to appropriate confidentiality and non-use obligations. In addition, each of Danaher and Veralto will license to each other improvements made by such party to DBS during the first two years of the term of the DBS License Agreement. The term period for the DBS license agreement is perpetual, unless terminated earlier by either party. The description of the DBS License Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the DBS License Agreement filed as Exhibit 10.5 hereto and incorporated herein by reference.
Framework Agreement
The Framework Agreement was entered into between Beckman Coulter Life Sciences, a subsidiary of Danaher (“Beckman Coulter”), and Hach Company, a subsidiary of Veralto (“Hach”), and governs intellectual property rights and manufacturing and distribution rights and obligations relating to the businesses’ particle counting analysis product line (the “Particle Counting Product Line”). The agreement provides for an allocation of intellectual property rights between the parties relating to the Particle Counting Product Line; provides that Hach will manufacture for Beckman Coulter certain products relating to the Particle Counting Product Line, upon the terms set forth in the agreement; and provides for an allocation of distribution rights between the parties relating to the Particle Counting Product Line. The aggregate annual payments under the agreement is not expected to exceed one percent of the annual revenues of either Danaher or Veralto. The description of the Framework Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Framework Agreement filed as Exhibit 10.6 hereto and incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
In connection with the Separation and Distribution, Jennifer L. Honeycutt (Executive Vice President) submitted her resignation from her position as an executive officer at Danaher (but not at Veralto), effective as of the Distribution.

ITEM 8.01	OTHER EVENTS
On September 30, 2023, Danaher issued a press release announcing the completion of the Separation and Distribution and the start of Veralto’s operations as a separate public company. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.1	Employee Matters Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.2	Tax Matters Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.3	Transition Services Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.4	Intellectual Property Matters Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.5	DBS License Agreement, dated as of September 29, 2023, by and between Veralto Corporation and Danaher Corporation
10.6	Framework Agreement, dated as of September 29, 2023, by and between Beckman Coulter, Inc. and Hach Company
99.1	Information Statement of Veralto Corporation dated September 13, 2023
99.2	Press release of Danaher Corporation, dated as of September 30, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	October 2, 2023	By:	/s/ James F. O’Reilly
James F. O’Reilly
Vice President, Deputy General Counsel and Secretary